Exhibit 99.1

CNOB September 2019 Investor Presentation

This presentation contains forward - looking statements . Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward - looking . These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases . Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them . Our actual results could differ materially from those anticipated in such forward - looking statements as a result of several factors more fully described under “Risk Factors” in our Annual Report on Form 10 - K, Item 1 A, filed with the Securities and Exchange Commission . Any or all of our forward - looking statements in this presentation may turn out to be inaccurate . The inclusion of this forward - looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved . We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to the risk factors described above and : (1) changes in general economic and financial market conditions ; (2) changes in the regulatory environment ; (3) economic conditions generally and in the financial services industry ; (4) changes in the economy affecting real estate values ; (5) our ability to achieve loan and deposit growth ; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model ; (7) projected population and income growth in our targeted market areas ; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans . All forward - looking statements are necessarily only estimates of future results and actual results may differ materially from expectations . You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation . Further, any forward - looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events . Forward Looking Statements

About ConnectOne Bancorp, Inc. o Client first and sense of urgency in every business decision from top to bottom of organization Strong Culture Founded in 2005 to capitalize on poor customer service offered to middle market clients by other institutions $ 6.1 Billion in Total Assets ConnectOne is a high growth, high performing commercial bank serving the New York & New Jersey metro market 3 o One of the most efficient banks in the U.S. due to structure, use of technology & operating philosophy Best - in - Class Efficiency o 90% of loan portfolio o 65% of deposit base Commercial Clients a Primary Focus

About ConnectOne Bancorp, Inc. 4

Strong Markets, Attractive Franchise Strategically placed offices throughout NY/NJ metro area 5 The market we operate in accounts for approximately $1.7 trillion of the $19 trillion United States GDP Market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses Expansion in the New York Market Densely populated, lucrative markets Strong demand for personalized service among small to mid - sized business owners o Represents about 25 % of our balance sheet o Office additions in Manhattan , Long Island, and Astoria, Queens expand reach o Recent acquisition provides immediate presence in Hudson Valley Diverse economy provides numerous avenues for revenue expansion, while also insulating from severe economic downturns

Market Expansion Through M &A Acquisition of Greater Hudson Bank 6 Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing Transaction added approximately $375 million in loans and $425 in deposits Demonstrates ConnectOne’s expertise as a skilled acquiror - CNOB Branches - GHDS Branches Bronx Richmond Hudson Bergen ConnectOne Focus Market During 2Q 2019, 100% of cost savings were realized without any contemplated branch closures Value - add transaction; many benefits realized • Loan - to - deposit ratio improved • CRE concentration reduced • Net interest margin widened • Upward trajectory of TBV per share continued o Deepens geographic representation within our defined 100 - mile radius Complimentary Markets

Leverage Infrastructure Through M &A Announced Acquisition of Bancorp of New Jersey (BKJ) 7 Passaic Bergen Essex Hudson Manhattan Bronx Westchester Rockland Queens CNOB (28) BKJ (9) Branch Overlap Distance Branches % of Franchise < 1 mi: 5 55.6% < 2 mi: 8 88.9% < 5 mi: 9 100.0% ▪ Financially Savvy In - Market Acquisition of $925MM Commercial Bank ▪ Compatible business models, operating systems & culture ▪ 8 of 9 BKJ branches are within 2 miles of a ConnectOne office ▪ Enhances Scale and Future G rowth Opportunities ▪ Further leverages CNOB’s leading technology infrastructure ▪ Higher legal lending limit ▪ Provides expanded technology offerings and broader product suite to BKJ clients ▪ Financially Attractive ▪ ~5% accretive to earnings in first year of fully phased in cost savings ▪ T angible book value dilution earnback of ~3.5 years ▪ Geographic overlap provides meaningful cost savings ▪ IRR over 25% ▪ Low Risk Transaction ▪ Manageable size at ~15% of ConnectOne’s current asset base ▪ Thorough due diligence completed ▪ Extensive M&A experience In - market acquisition increases value of CNOB franchise • With $7 Billion in pro forma assets, ConnectOne to become 5 th largest independent bank HQ in New Jersey • Improves position in densely populated market

BoeFly is a Boston/New York City based privately held FinTech company. With dynamic patented technology, BoeFly q ualifies potential franchisees and provides access to funding through a digital marketplace. 8 Innovation Through M &A Acquisition of BoeFly, closed 2Q 2019 BoeFly will operate as an independent subsidiary • Mike Rozman, BoeFly’s current President will continue to lead Boefly which will operate and grow as an independent marketplace ConnectOne is now one of many partners in the BoeFly network of lenders Builds fee revenue & allows ConnectOne to jumpstart recently established SBA division Establishes digital loan origination platform

High Operating* Performance ROAA 9 * Excludes the impact of charges related to the Bank's taxi medallion portfolio and non - operating items including net gains on sal es of securities, merger expenses, deferred tax valuation charge, and tax benefits on employee share - based awards. See appendix for a reconciliation of GAAP and non - GAAP measures. 1.38% 41.7% 3.24% 15.6% 9.1% Trailing 12 - Month Return Metrics T1 Leverage Ratio NIM ROATCE Efficiency Ratio

Proven Track Record of Growth & Performance 10 Dollars in billions, except for per share data $3.3 $3.8 $4.1 $4.6 $3.6 $4.2 $4.5 $5.1 $4.4 $5.1 $5.5 $6.1 12/31/16 12/31/17 12/31/18 6/30/19 Deposits Loans Assets $10.51 $11.96 $13.01 $14.42 $15.01 12/31/15 12/31/16 12/31/17 12/31/18 6/30/19 Tangible Book Value Per Share

Investments in technology enhance our deposit & loan gathering abilities Reflects structural uniqueness of ConnectOne Peer* Median: $8 MM We are ~2.5x peer median for: o Deposits per branch office o Loans per branch office o A ssets per branch office Efficient Banking Model One of the Best Efficiency Ratios in the Industry 41% Operating Efficiency Ratio 1) $ 16.7 MM Assets Per Employee 2.5X Locations utilize technology to serve as “business hubs” supporting clients beyond geographic footprint 1) 2 nd Quarter 2019. Non - GAAP measure, see appendix for a reconciliation of GAAP and non - GAAP measures. Note: Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid - Atlantic regions. Median reflects the most recent quarter reported results. Data sourced from SNL Financial. Investments in digital banking and FinTech solutions allow ConnectOne to scale efficiently 11

12 Diversified Loan Portfolio As of 6 /30/ 19 - $ 5.1 Billion Type Balance Percentage Type Balance Percentage CRE - Retail $ 288 6% Warehouse / Industrial $ 125 3% CRE - Other / Misc. 281 5% OOC - Other 103 2% CRE - Land Loan for Future Development 132 3% OOC - Office 97 2% CRE - Warehouse / Industrial 115 2% OOC - Retail 89 2% CRE - Office 112 2% OOC - Office / Warehouse or Mixed Use 80 2% CRE - Mixed Use 96 2% Total CRE - Owner Occupied 494 11% CRE - Land Loan (Land Only ) 22 <1% Total CRE - Non - Owner Occupied 1,046 20% C&I - Service 321 6% Commercial - Schools 168 3% Construction - Multifamily 293 6% C&I - Contactors 162 3% Construction - 1 to 4 Family 207 4% C&I - CRE 162 3% Construction - Other 100 2% C&I - Other 104 2% Total Construction 600 12% C&I - Distribution 45 1% Total CRE - Other $ 1,646 32% C&I - Transportation 42 1% C&I - Residential 1 to 4 Family 33 <1% Multifamily - 25 to 64 units $ 592 11% Total C&I 1,037 19% Multifamily - 10 to 24 unit 401 8% Total Business Loans $ 1,531 30% Multifamily - 100 units or more 311 6% Multifamily - 64 units to 99 units 154 3% Residential - 1st Lien $ 282 6% Multifamily - 5 to 9 units 131 3% Home Equity and Other 46 1% Total Multifamily $ 1,589 31% Total Residential $ 328 7% Other CRE 32% Multifamily 31% Business Loans 30% Residential/ Consumer 7%

$469 $554 $735 $897 $991 12/31/15 12/31/16 12/31/17 12/31/18 6/30/19 Diversification & Expansion Through C&I Lending C&I Loan Portfolio 13 Formidable Competitor In 5 short years, we’ve built a profitable and valuable C&I lending platform 30 + Team Members Key hires with focused C&I specialties Note: excludes taxi medallion loans Niche Markets Added capabilities to further serve our specialized segments $MM

14 A Track Record of Solid Credit Underwriting o Disciplined LTV & DSC standards o Loan origination process supported by specialized teams of credit analysts o High quality direct commercial lending o No reliance on participations or wholesale loan purchases o Prudent growth Comprehensive underwriting standards and processes Lending within geographic footprint Multi - faceted stress testing Continued focus on loan monitoring o NY/NJ metro market economically strong and diverse o Every loan tested during underwriting process o Quarterly modeling performed in conjunction with ALCO processes o Annual third - party testing conducted on approximately two - thirds of the portfolio o Team of portfolio managers and loan workout specialists Proactive Workout Process o Reflective of philosophy to aggressively address impaired assets in a timely fashion

Deposit Franchise 15 Deposit Composition 6/30/ 2019 Total Deposits $ 4.6 Billion 2019 YTD Cost of Total Deposits 1.41% Demand Noninterest - bearing 17% Demand Interest - bearing 21% Money Market 23% Savings 4% Time 35% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Year Ended 2016 Year Ended 2017 Year Ended 2018 Quarter Ended 6/30/19 Average Total Deposits CAGR 17% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 Year Ended 2016 Year Ended 2017 Year Ended 2018 Quarter Ended 6/30/19 Average Demand Noninterest - bearing CAGR 10%

16 Business Generation Experienced CRE Lenders & Support Staff o Focus towards owner - occupied lending Broadening Focus on C&I by Building Business Niches o Independent Schools Division o ~40% of New Jersey Independent Schools are clients o Opportunities for expansion into NY, PA & CT o Municipal Deposits o Among top 10 banks in New Jersey holding municipal deposits (based on deposit balance) o Law Firms o Newly established Escrow Division – attractive DDA capture o New Offices o For expanded reach Building Our Residential Lending Portfolio o High net worth residential markets supported by strong NYC economy Building a Cash Management Enterprise o Hiring seasoned specialists o State of the art products & services Technology o Utilizing technology and online tools as an avenue for business generation

Strongly capitalized o 8.93 % TCE holding company o 10.42% leverage at bank o 12.40% total risk based at bank ROATCE target 15+% Stock buyback program commenced in 1 st quarter of 2019 o As of June 30, 2019, repurchased approximately 20% of 1.2 million authorized shares Capital Allocation & Philosophy 17 Increased quarterly cash dividend to $0.09 per share in 1Q 2019. Payout ratio remains below 20 % Ret ain flexibiliy to use cash in M&A transactions

Strategy & Vision Continued Growth The Company remains well - positioned to execute Achieving Prudent Growth 18 Increasing & Expanding Commercial Client Relationships Expanding Our Presence in the New York & New Jersey Metro Market Maintaining Best - in - Class Efficiency Continuing Branch Rationalization & Transformation Strategy Continuing to Enhance Digital Channels Remaining Opportunistic Around Both Fintech & Traditional Bank M&A Opportunities

“ ,, ,, ConnectOne Bank was our recipe for success! Their responsive and creative management team offered us all the necessary ingredients to expand and serve our community of chefs, restaurants & food lovers. “ Client Testimonials 19 President | James Beard Foundation Susan Ungaro “ ,, The responsiveness and general business acumen of the Executive Management and Client Service teams is unparalleled. I can’t imagine a better bank to partner with to grow our firm. The ConnectOne team responds to client needs with a sense of urgency. The ability to craft timely, custom solutions is extremely valuable in our line of business. Bart Mongelli, ESQ DeCotiis, Fitzpatrick & Cole, LLP They understand construction, from the Chairman to the lending team. This has allowed us to fast track our projects in order to meet the current strong market. “ ,, Ken Hollenbeck Managing Partner | Scarini & Hollenbeck, LLC Joe Cotter Natural Resources

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21 Appendix

Commercial Real Estate Lending Focus 22 o ConnectOne has maintained high levels of CRE concentration for an extended period of time o Our combination of strong organic growth and sound asset quality is our hallmark o We continue to focus on loan diversification – Concentration mitigated by acceleration of our C&I capabilities o Risk management is a critical part of our strategy – Our policies and procedures have stood up to regulatory scrutiny o ConnectOne and Legacy ConnectOne regulated by the FDIC and NJ DOBI over the last 14+ years 405% 398% 443% 376% 366% 110% 133% 125% 98% 112% 0% 100% 200% 300% 400% 500% 600% 2015 2016 2017 2018 2Q 2019 CRE as a Percentage of Total Risk Based Capital CRE Construction

Credit Quality 23 1.27% 0.99% 1.36% 0.99% 0.95% 0.42% 0.46% 0.44% 0.34% 0.39% .96% .99% 0.95% 0.79% 0.82% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 NPAs/Total Assets (excluding taxi) NPAs/Total Assets

Loan Funding Metrics 24 Trailing Quarterly Loan Fundings Note: First Quarter 2019 includes Greater Hudson. Rate excludes impact of purchase accounting adjustments. $357 $316 $374 $759 $373 $245 $214 $295 $327 $256 $112 $102 $79 $432 $117 4.98% 5.27% 5.47% 5.53% 5.35% 0.00% 0.75% 1.50% 2.25% 3.00% 3.75% 4.50% 5.25% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Gross Loan Fundings Loans Paidoff Net Growth Average Funding Rate $ MM

Appendix Reconciliation of GAAP and non - GAAP measures 25 25 June 30, Mar. 31, Dec. 31, Sept. 30, June 30, Trailing Twelve 2019 2019 2018 2018 2018 Months Reconciliation of GAAP Earnings to Adjusted Earnings: Net income 19,281$ 11,635$ 18,672$ 19,902$ 17,527$ 69,490$ Merger expenses (after taxes) 274 5,597 739 297 - 6,907 Loss on extinguishment of debt (after taxes) 732 - - - - 732 Net losses (gains) on sales of securities available-for-sale (after taxes) 2 (6) - - - (4) Net gains on equity securities (after taxes) (110) (74) (40) 110 33 (114) Deferred tax valuation charge/adjustment - - - (1,408) - (1,408) Tax benefit on employee share-based awards (ASU 2016-09) - (20) (223) (297) (49) (540) Net income-adjusted 20,179$ 17,132$ 19,148$ 18,604$ 17,511$ 75,063$ Weighted average diluted shares outstanding 35,397,362 35,309,503 32,378,739 32,319,060 32,321,150 33,838,939 Diluted EPS (GAAP) 0.54$ 0.33$ 0.58$ 0.61$ 0.54$ Diluted EPS-adjusted (Non-GAAP) (1) 0.57 0.49 0.59 0.58 0.54 Return on Assets Measures Net income-adjusted 20,179$ 17,132$ 19,148$ 18,604$ 17,511$ 75,063$ Average assets 6,001,669$ 5,909,061$ 5,261,493$ 5,186,173$ 5,104,661$ 5,586,720$ Less: average intangible assets (164,709) (162,814) (147,741) (147,883) (148,046) (155,724) Average tangible assets 5,836,960$ 5,746,247$ 5,113,752$ 5,038,290$ 4,956,615$ 5,430,996$ Return on avg. assets (GAAP) 1.29% 0.80% 1.41% 1.52% 1.38% 1.28 % Return on avg. assets-adjusted (non-GAAP) (2) 1.35 1.18 1.44 1.42 1.38 1.38 (dollars in thousands) Three Months Ended

26 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) June 30, Mar. 31, Dec. 31, Sept. 30, June 30, Trailing Twelve 2019 2019 2018 2018 2018 Months Return on Equity Measures Net income-adjusted 20,179$ 17,132$ 19,148$ 18,604$ 17,511$ 75,063$ Average common equity 694,978$ 680,168$ 606,378$ 590,128$ 574,992$ 642,566 Less: average intangible assets (164,709) (162,814) (147,741) (147,883) (148,046) (155,724) Average tangible common equity 530,269$ 517,354$ 458,637$ 442,245$ 426,946$ 486,842$ Return on avg. common equity (GAAP) 11.13% 6.94% 12.22% 13.38% 12.23% 10.81 % Return on avg. common equity-adjusted (non-GAAP) (3) 11.65 10.22 12.53 12.51 12.22 11.68 Return on avg. tangible common equity (non-GAAP) (4) 14.78 9.33 16.24 17.95 16.58 14.42 Return on avg. tangible common equity-adjusted (non-GAAP) (5) 15.46 13.63 16.65 16.78 16.57 15.56 Efficiency Measures Total noninterest expenses 21,590$ 28,062$ 18,324$ 18,130$ 17,061$ 86,106$ Amortization of core deposit intangibles (364) (364) (144) (145) (169) (1,017) Merger expenses (331) (7,562) (936) (375) - (9,204) Loss on extinguishment of debt (1,047) - - - - (1,047) Foreclosed property expense - 1 (8) (196) (11) (203) Operating noninterest expense 19,848$ 20,137$ 17,236$ 17,414$ 16,881$ 74,635$ Net interest income (tax equivalent basis) 46,092$ 45,523$ 40,678$ 40,444$ 39,409$ 172,737$ Noninterest income 1,942 1,738 1,573 1,272 1,341 6,525 Net gains (losses) on equity securities (158) (103) (58) 157 47 (162) Net losses (gains) on sales of securities available-for-sale 9 (8) - - - 1 Operating revenue 47,885$ 47,150$ 42,193$ 41,873$ 40,797$ 179,101$ Operating efficiency ratio (non-GAAP) (6) 41.4% 42.7% 40.9% 41.6% 41.4% 41.7 % Three Months Ended (dollars in thousands)

27 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) June 30, Mar. 31, Dec. 31, Sept. 30, June 30, 2019 2019 2018 2018 2018 Capital Ratios and Book Value per Share Common equity 699,224$ 682,395$ 613,927$ 594,871$ 578,557$ Less: intangible assets (168,714) (162,747) (147,646) (147,791) (147,936) Tangible common equity 530,510$ 519,648$ 466,281$ 447,080$ 430,621$ Total assets 6,109,066$ 6,048,976$ 5,462,092$ 5,368,641$ 5,275,368$ Less: intangible assets (168,714) (162,747) (147,646) (147,791) (147,936) Tangible assets 5,940,352$ 5,886,229$ 5,314,446$ 5,220,850$ 5,127,432$ Common shares outstanding 35,352,866 35,432,468 32,328,542 32,238,264 32,184,047 Common equity ratio (GAAP) 11.45% 11.28% 11.24% 11.08% 10.97 % Tangible common equity ratio (non-GAAP) (7) 8.93 8.83 8.77 8.56 8.40 Regulatory capital ratios (Bancorp): Leverage ratio 9.14% 9.12% 9.34% 9.15% 8.93 % Common equity Tier 1 risk-based ratio 9.65 9.68 9.75 9.50 9.33 Risk-based Tier 1 capital ratio 9.74 9.77 9.86 9.61 9.44 Risk-based total capital ratio 12.72 12.79 13.15 12.94 12.81 Regulatory capital ratios (Bank): Leverage ratio 10.42% 10.43% 10.78% 10.64% 10.43 % Common equity Tier 1 risk-based ratio 11.12 11.17 11.37 11.18 11.02 Risk-based Tier 1 capital ratio 11.12 11.17 11.37 11.18 11.02 Risk-based total capital ratio 12.40 12.46 12.75 12.57 12.42 Book value per share (GAAP) 19.78$ 19.26$ 18.99$ 18.45$ 17.98$ Tangible book value per share (non-GAAP) (8) 15.01 14.67 14.42 13.87 13.38 As of (dollars in thousands, except for per share data)

28 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) June 30, Mar. 31, Dec. 31, Sept. 30, June 30, Trailing Twelve 2019 2019 2018 2018 2018 Months Net Interest Margin Average interest-earning assets 5,607,086$ 5,522,934$ 4,941,425$ 4,856,678$ 4,771,523$ 5,229,409$ Net interest income (tax equivalent basis) 46,092$ 45,523$ 40,678$ 40,444$ 39,409$ 172,737$ Impact of purchase accounting fair value marks (1,742) (1,233) (148) (195) (680) (3,318) Adjusted net interest income (tax equivalent basis) 44,350$ 44,290$ 40,530$ 40,249$ 38,729$ 169,419$ Net interest margin (GAAP) 3.30% 3.34% 3.27% 3.30% 3.31% 3.30 % Adjusted net interest margin (non-GAAP) (9) 3.17 3.25 3.25 3.29 3.26 3.24 Three Months Ended (dollars in thousands, except for per share data)

29 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) June 30, Mar. 31, Dec. 31, Sept. 30, June 30, 2019 2019 2018 2018 2018 Asset Quality Nonaccrual taxi medallion loans 26,498$ 27,287$ 28,043$ 28,482$ 28,944$ Nonaccrual loans (excluding taxi medallion loans) 23,419 20,393 23,812 24,533 20,771 Other real estate owned - - - - 1,076 Total nonperforming assets 49,917$ 47,680$ 51,855$ 53,015$ 50,791$ Performing troubled debt restructurings 16,332$ 8,191$ 11,165$ 11,243$ 12,827$ Allowance for loan losses ("ALLL") 37,698$ 36,858$ 34,954$ 34,749$ 33,594$ Loans receivable 5,090,492$ 4,972,651$ 4,541,092$ 4,462,487$ 4,360,854$ Less: taxi medallion loans 28,054 28,911 28,043 28,482 28,944 Loans receivable (excluding taxi medallion loans) 5,062,438$ 4,943,740$ 4,513,049$ 4,434,005$ 4,331,910$ Nonaccrual loans (excluding taxi medallion loans) as a % of loans receivable (excluding taxi medallion loans) 0.46% 0.41% 0.53% 0.55% 0.48 % Nonaccrual loans as a % of loans receivable 0.98 0.96 1.14 1.19 1.14 Nonperforming assets as a % of total assets 0.82 0.79 0.95 0.99 0.96 Nonperforming assets (excluding taxi medallion loans) as a % of total assets 0.39 0.34 0.44 0.46 0.42 ALLL as a % of loans receivable 0.74 0.74 0.77 0.78 0.77 ALLL as a % of nonaccrual loans (excluding taxi medallion loans) 161.0 180.7 146.8 141.6 161.7 ALLL as a % of nonaccrual loans 75.5 77.3 67.4 65.5 67.6 As of (dollars in thousands, except for per share data)

30 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) (1) Represents adjusted earnings available to common stockholders divided by weighted average diluted shares outstanding. (2) Adjusted net income divided by average assets. (3) Adjusted earnings available to common stockholders divided by average common equity. (4) Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity. (5) Adjusted earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity. (6) Operating noninterest expense divided by operating revenue. (7) Tangible common equity divided by tangible assets. (8) Tangible common equity divided by common shares outstanding at period-end. (9) Adjusted net interest margin excludes impact of purchase accounting fair value marks.